UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2011

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 20, 2011, Cheniere Energy Partners, L.P., a wholly owned subsidiary of Cheniere Energy, Inc., issued a press release announcing that its subsidiary, Sabine Pass Liquefaction, LLC, received an order from the U.S. Department of Energy with authorization to export domestically produced natural gas from the Sabine Pass LNG terminal as liquefied natural gas to any country that has, or in the future develops, the capacity to import LNG and with which trade is permissible. The press release is attached as Exhibit 99.1 to Cheniere Energy Partners, L.P.'s Current Report on Form 8-K filed on May 20, 2011 and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description

99.1            Press Release, dated May 20, 2011 (Incorporated by reference to Exhibit 99.1 to
Cheniere Energy Partners, L.P.'s Current Report on Form 8-K filed on May 20, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
/s/ MEG A. GENTLE
Meg A. Gentle Senior Vice President and Chief Financial Officer
Date: May 20, 2011

EXHIBIT INDEX

Exhibit
Number        Description

99.1            Press Release, dated May 20, 2011 (Incorporated by reference to Exhibit 99.1 to
Cheniere Energy Partners, L.P.'s Current Report on Form 8-K filed on May 20, 2011).